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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Prospect Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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PROSPECT ACQUISITION CORP.
9130 Galleria Court, Suite 318
Naples, Florida 34109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 11, 2009

TO THE STOCKHOLDERS OF PROSPECT ACQUISITION CORP.:

You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Prospect Acquisition Corp., a Delaware corporation, ("Prospect") to be held at 9:00a.m., Eastern time, on August 11, 2009, at 9130 Galleria Court, Third Floor Conference Room, Naples, Florida 34109. The Annual Meeting is being held for the following purposes:

        1.     To elect two (2) directors to our Board of Directors;

        2.     To ratify the appointment of McGladrey & Pullen, LLP, as our independent registered public accountants for fiscal year 2009; and

        3.     To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on July 13, 2009 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for inspection, as required by Prospect's Bylaws, by requesting such list from Darlene Krawec at 9130 Galleria Court, Suite 300, Naples, Florida 34109.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

We look forward to seeing you at the meeting.

By Order of the Board of Directors,

David A. Minella
Chief Executive Officer and Chairman of the Board

Dated: July 20, 2009

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

i

PROSPECT ACQUISITION CORP.
9130 Galleria Court, Suite 318
Naples, Florida 34109

PROXY STATEMENT
For Annual Meeting of Stockholders
to be held August 11, 2009

        We are providing these proxy materials in connection with the solicitation by the Board of Directors of Prospect of proxies to be voted at our annual meeting of stockholders (the "Annual Meeting"), and any adjournments or postponements thereof. Prospect's Board of Directors has fixed the close of business on July 13, 2009 as the date for which its stockholders are entitled to receive notice of and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only the holders of record of our common stock on that date are entitled to have their votes counted at the Annual Meeting and any adjournments or postponements thereof. This proxy statement and the materials that are being mailed with this proxy statement are first being mailed to stockholders on or about July 20, 2009. Unless the context otherwise requires, references in this proxy statement to "Prospect," "we," "us," "the Company" and "our" refer to Prospect Acquisition Corp.

        This proxy statement provides you with detailed information about the proposals described herein. We encourage you to carefully read this entire document and the documents incorporated by reference.

        If you would like additional copies of this proxy statement, you should contact:

David A. Minella
Chairman and Chief Executive Officer
Prospect Acquisition Corp.
9130 Galleria Court, Suite 318
Naples, Florida 34109
(239) 254-4481

IMPORTANT NOTES

        All references in this proxy statement to "dollars" or "$" are to U.S. dollars, unless otherwise noted. Except as otherwise indicated, all financial statements and financial data contained in this proxy statement have been prepared in accordance with generally accepted accounting principles in the United States of America.

GENERAL INFORMATION

Important Notice Regarding Availability of Proxy Materials for Stockholder Meeting to be Held on August 11, 2009.

        This Proxy Statement and our Annual Report on Form 10-K, or the Annual Report, for the year ended December 31, 2008, are available to stockholders on our website at www.prospectac.com/regulatory.htm.

Why did I receive these proxy materials?

        We are providing these proxy materials in connection with the solicitation by the Board of Directors of Prospect of proxies to be voted at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. This Proxy Statement was sent to anyone who owned shares of our common stock as of the close of business on July 13, 2009 (the "Record Date"). The Annual Meeting will be held at 9130 Galleria Court, Third Floor Conference Room, Naples, Florida 34109, on August 11, 2009, at 9:00 a.m., Eastern time. These proxy materials are being mailed to our stockholders on or about July 20, 2009.

What happens at the Annual Meeting?

        At the Annual Meeting, our stockholders will vote on the matters described in this Proxy Statement.

What is a "proxy?"

        A proxy is your legal designation giving another person permission to vote the stock you own. The person you designate is called your "proxy," and the document that designates someone as your proxy is called a "proxy" or "proxy card." A proxy card is included with this Proxy Statement. When you sign the proxy card, you designate David A. Minella and James J. Cahill as your proxies at our Annual Meeting.

What if other matters come up at the Annual Meeting?

        The matters described in this proxy statement are the only matters we know of that will be voted at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxy holders will vote their shares as they see fit.

Who is paying for this Proxy Statement and the solicitation of my proxy, and how are proxies solicited?

        We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited on behalf of Prospect by directors, officers or employees of Prospect in person or by mail, telephone, or facsimile or other means of communication. In addition, brokerage firms, banks and other custodians, nominees and fiduciaries will send copies of these proxy materials to the beneficial owners of the stock held by them. We will reimburse these institutions for the reasonable costs they incur to do so. Though we do not plan to do so now, we may later decide to retain a professional proxy solicitation service. The cost of that service would be paid by us.

Who is entitled to vote?

        Only the record holders on the Record Date will be entitled to vote at the Annual Meeting. The list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours, as required by our Bylaws, by requesting such list from Darlene Krawec at 9130 Galleria Court, Suite 300, Naples, Florida 34109, at least ten days before the Annual Meeting.

How many votes do I have?

        For each matter to be voted upon, you have one vote for each share of common stock you owned as of the Record Date. You do not have cumulative voting rights. On the Record Date, 31,250,000 shares of our common stock were outstanding.

What is a "stockholder of record?"

        If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record for those shares. We send proxy materials directly to all stockholders of record.

        If your shares are held through a stock broker, bank or other nominee, you are considered the beneficial owner of those shares, even though you are not the stockholder of record. In that case, these proxy materials have been forwarded to you by your stock broker, bank or other nominee (who is actually considered the stockholder of record). As the beneficial owner of shares of our common stock, you have the right to tell your broker, bank or other nominee how to vote using the proxy materials. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy from the stockholder of record.

What am I voting on?

        You will be voting on:

  1.
  The election of the two (2) nominees named in this Proxy Statement to the Board of Directors (Proposal No. 1); and

  2.
  The proposal to ratify the appointment of McGladrey & Pullen, LLP, as our independent registered public accountants for fiscal year 2009 (Proposal No. 2).

        The Board of Directors recommends that the stockholders vote FOR each Proposal. Unless you indicate otherwise on your proxy card, your proxies will be voted in favor of each Proposal.

How can I vote my shares in person at the Annual Meeting?

        All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you hold your shares through a bank, broker or other nominee, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of elections with your ballot to be able to vote in person at the Annual Meeting.

Can I change or revoke my vote after returning my proxy card?

        Any stockholder giving a proxy can revoke it any time before it is exercised by (i) delivering written notice of revocation to the Corporate Secretary of Prospect at 9130 Galleria Court, Suite 318, Naples, Florida 34109; (ii) timely delivering a valid, later-dated proxy; or (iii) attending the Annual Meeting and voting in person. If you respond to this solicitation with a valid proxy and do not revoke it before it is exercised, it will be voted as you specified in the proxy.

How many votes must be present to hold the Annual Meeting?

        A majority of the shares of our common stock outstanding on the Record Date must be present, either in person or by proxy, for a quorum at the Annual Meeting. On the Record Date, 31,250,000 shares of our common stock were outstanding. See "How will abstentions and broker non-votes be treated?" in this Proxy Statement for more information.

How many votes are necessary to approve each proposal?

        Proposal No. 1:    Our directors are elected by a plurality of the votes of shares present at the Annual Meeting, either in person or by proxy. This means that the candidate who receives the most votes for a particular slot will be elected for that slot, whether or not the votes represent a majority.

        Proposal No. 2:    The ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accountants for fiscal year 2009 requires the affirmative vote of a majority of shares present at the Annual Meeting, either in person or by proxy, and entitled to vote at that meeting.

What is a "broker non-vote"?

        If your shares are held in "street name" by a broker, your broker is the stockholder of record; however, the broker is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, the broker may exercise discretionary voting power to vote your shares with respect to "routine matters," but not "non-routine" items. A "broker non-vote" occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

        Proposal No. 1 and Proposal No. 2 are "routine matters."

How will abstentions and broker non-votes be treated?

        Abstentions will be counted for the purpose of determining the existence of a quorum and will have the same effect as a negative vote on matters other than the election of directors. Only votes "for" or "withheld" are counted in determining whether a plurality has been cast in favor of a director. If a nominee holding shares for a beneficial owner indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter or otherwise does not vote such shares, including, for example, in the case of a broker non-vote, those shares will not be considered present and entitled to vote with respect to that matter, but will be counted for the purpose of determining the existence of a quorum.

Who will count the votes?

        A representative of Prospect will tabulate votes cast by proxy and be appointed to act as the inspector of elections and tabulate votes cast in person at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

        We will announce preliminary voting results at the Annual Meeting. Additionally, we will publish voting results in our fiscal 2009 third quarter Form 10-Q Report to be filed with the Securities and Exchange Commission (the "SEC").

Do you provide electronic access to the Proxy Statement and annual report?

        Yes. You may obtain copies of this Proxy Statement and our Annual Report for the year ended December 31, 2008 on our website at http://www.prospectac.com/2009meeting.htm.You may also obtain a copy of our Annual Report (without exhibits), without charge, by sending a written request to: David A. Minella, Chief Executive Officer and Chairman of the Board, Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, Florida 34109. We will provide copies of the exhibits to the Annual Report upon receipt of a request addressed to Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, Florida 34109 and payment of a reasonable fee.

What is "householding" and how does it affect me?

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders of record who have the same address and last name and who do not participate in electronic delivery of proxy materials will receive only one copy of our Notice of Annual Meeting, Proxy Statement and Annual Report, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

        Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

        If you received a householded mailing this year and you would like an additional copy of this Proxy Statement or our Annual Report mailed to you, we will deliver a copy promptly upon your request to: Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, Florida 34109 or by calling (239) 254-4481. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our Notice of Annual Meeting, Proxy Statement and Annual Report, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Continental Stock Transfer & Trust Company, 17 Broadway, New York, New York 10004, telephone: (212) 509-4000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following table sets forth certain information regarding beneficial ownership of our common stock as of July 13, 2009, by (i) each person who is known by us to own beneficially more than 5% of our outstanding shares of common stock, (ii) each of our executive officers for the fiscal year ended December 31, 2008, (iii) each of our directors, and (iv) all directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Class(2)
Common Stock	Flat Ridge Investments LLC(3)	3,271,753	10.5%
Common Stock	HBK Investments L.P.(4)	3,069,191	9.8%
Common Stock	Aldebaran Investments LLC(5)	1,916,820	6.1%
Common Stock	QVT Financial LP(6)	1,800,450	5.8%
Common Stock	Hartz Capital, Inc.(7)	1,590,016	5.1%
Common Stock	David A. Minella(8)	3,271,753	10.5%
Common Stock	Patrick J. Landers(9)	1,505,514	4.8%
Common Stock	James J. Cahill	406,250	1.3%
Common Stock	Michael P. Castine	138,021	0.4%
Common Stock	William Cvengros(10)	138,021	0.4%
Common Stock	Michael Downey	138,021	0.4%
Common Stock	Daniel Gressel	138,021	0.4%
Common Stock	William Landman	—	—
Common Stock	John Merchant	138,021	0.4%
	All executive officers and directors as a group	5,873,622	18.8%

(1)
Except as set forth in the footnotes to this table, the persons named in the table above have sole voting and dispositive power with respect to all shares shown as beneficially owned by them. The business address of each of our officers and directors is 9130 Galleria Court, Suite 318, Naples, Florida 34109.

(2)
Amount and applicable percentage of ownership is based on 31,250,000 shares of our common stock outstanding on July 13, 2009, which in some instances results in a different percentage than reported by the beneficial owners on their respective 13G filings.

(3)
David A. Minella is the Managing Member of Flat Ridge Investments LLC, and may be deemed to beneficially own the same number of shares of common stock reported by Flat Ridge Investments LLC. Mr. Minella disclaims beneficial ownership of any shares in which he does not have a pecuniary interest. Mr. Minella and Flat Ridge Investments LLC have shared voting and dispositive power with respect to all of the reported shares of common stock. The business address of Flat Ridge Investments LLC is 814 Hollow Tree Ridge Road, Stamford, Connecticut 06901, and the business address of Mr. Minella is 814 Hollow Tree Ridge Road, Stamford, Connecticut 06901. The foregoing beneficial ownership information was derived from a Schedule 13G filed with the SEC on February 14, 2008.

(4)
The amount shown is the aggregate number of shares of common stock beneficially owned by HBK Investments L.P., HBK Services LLC, HBK New York LLC, HBK Partners II L.P., HBK Management LLC, HBK Master Fund L.P. and HBK Special Opportunities Fund I L.P., or the HBK Entities. The HBK Entities have shared voting and dispositive power with respect to all of the reported shares of common stock. The business address of each of the HBK Entities except HBK New York LLC is 2101 Cedar Springs Road, Suite 700, Dallas, Texas 75201. The business address of HBK New York LLC is 350 Park Avanue, 20th Floor, New York, New York 10022. The foregoing information was derived from a Schedule 13G filed with the SEC on February 3, 2009.

(5)
Aldebaran Investments LLC, or Aldebaran, is the investment manager of a separate account which owns 1,916,820 shares of common stock. Aldebaran Investments LLC is deemed to be the beneficial owner of these shares. The business address of Aldebaran is 500 Park Avenue, 5th Floor, New York, NY 10022. The foregoing information was derived from a Schedule 13G filed with the SEC on February 17, 2009.

(6)
QVT Financial LP, or QVT Financial, is the investment manager for QVT Fund LP, or the Fund, Quintessence Fund L.P., or Quintessence, and a separate discretionary account managed for Deutsche Bank AG, or the Separate Account. The Fund beneficially owns 1,504,500 shares of common stock, Quintessence beneficially owns 150,052 shares of common stock and the Separate Account holds 145,898 shares of common stock. QVT Financial has the power to direct the vote and disposition of the common stock held by the Fund, Quintessence and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate of 1,800,450 shares of common stock, consisting of shares owned by the Fund and Quintessence and the shares held in the Separate Account. QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of common stock reported by QVT Financial. QVT Associates GP LLC, as General Partner of the Fund and Quintessence, may be deemed to beneficially own the aggregate number of shares of common stock owned by the Fund and Quintessence, and accordingly, QVT Associates GP LLC may be deemed to be the beneficial owner of an aggregate of 1,654,552 shares of common stock. Each of QVT Financial and QVT Financial GP LLC disclaims beneficial ownership of all shares of common stock owned by the Fund, Quintessence and the Separate Account. QVT Associates GP LLC disclaims beneficial ownership of all shares of common stock owned by the Fund and Quintessence, except to the extent of its pecuniary interest therein. QVT Financial, QVT Financial GP LLC, the Fund and QVT Associates GP LLC have shared voting and dispositive power with respect to those shares of common stock beneficially owned by each of the respective entities as set forth herein. The business address of each of QVT Financial, QVT Financial GP LLC and QVT Associates GP LLC is 1177 Avenue of the Americas, 9th Floor, New York, New York 10036. The business address of the Fund is Walkers SPV, Walkers House, Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The foregoing information was derived from a Schedule 13G filed with the SEC on February 3, 2009.

(7)
Hartz Capital, Inc., or Hartz Capital, is the investment manager of Hartz Capital Investments, LLC, or the Fund. The Fund beneficially owns 1,590,016 shares of common stock. Hartz Capital is also deemed to have beneficial ownership of these shares. The business address of both Hartz Capital and the Fund is 400 Plaza Drive, Secaucus, NJ 07094. The foregoing information was derived from a Schedule 13G filed with the SEC on August 27, 2008.

(8)
David A. Minella is the Managing Member of Flat Ridge Investments LLC, and may be deemed to beneficially own the 3,271,753 shares of common stock beneficially owned by Flat Ridge Investments LLC. Mr. Minella disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(9)
Patrick J. Landers does not own any shares of common stock directly, but may be deemed to beneficially own the 1,475,404 shares of common stock beneficially owned by LLM Structured Equity Fund L.P. and the 30,110 shares of common stock beneficially owned by LLM Investors L.P. Mr. Landers owns a 50% membership interest in LM Capital Group LLC, which owns a 75% membership interest in LLM Capital Partners LLC. LLM Capital Partners LLC is the Sole Member of LLM Advisors LLC, which is the General Partner of LLM Advisors L.P. LLM Advisors LLC makes investment decisions through an investment committee on behalf of LLM

  Advisors L.P., which is the General Partner of each of LLM Structured Equity Fund L.P. and LLM Investors L.P. Mr. Landers is a member of the investment committee of LLM Advisors LLC. Mr. Landers disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(10)
William Cvengros is the Managing Member of SJC Capital LLC, and may be deemed to beneficially own the 138,021 shares of common stock beneficially owned by SJC Capital LLC. Mr. Cvengros disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Our Board of Directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Michael P. Castine and William Landman, will expire at the Annual Meeting. At the Annual Meeting, the two directors named below are to be elected as Class I Directors for a term of three years or until their respective successors are elected and qualified. The number of directors is established by our Board of Directors pursuant to our Bylaws and is currently set at eight (8).

        Director Nominees:

Name	Age
Michael P. Castine	55
William Landman	56

        Michael P. Castine—Director.    Mr. Castine has been a director since August 2007. Mr. Castine serves as Chairman, Investment Management of Korn/Ferry International since August, 2008. Since November, 2007, Mr. Castine has been the chief executive officer of Sugar Hill Investments, LLC, or Sugar Hill, a private investment office and consulting firm which he founded. Previously Mr. Castine served as the president of Dover Management LLC, an investment advisory firm, from 2003 to 2007, and a member of Dover Corporate Responsibility Management LLC, a mutual fund investment firm, from 2005 to 2007. From 1999 to 2003, Mr. Castine served as a partner and global sector head in the executive search division of TMP Worldwide. Prior to 1999, Mr. Castine was a partner of the Highland Group, an executive recruiting firm, which he and his partners sold to TMP Worldwide in 1999. Previously, from 1987 to 1997, Mr. Castine was employed by Spencer Stuart, an executive recruiting firm, where he built the investment management practice and co-headed the financial services practice including investment management, investment banking, insurance, real estate, private banking and private equity on a global platform. Mr. Castine also served as the Director of International Communication and Information for the National Security Council from 1986 to 1987 and as the Deputy Director of the Office of Private Sector Initiatives in the White House under President Ronald Reagan from 1981 to 1984. In addition, from 1979 to 1981, he worked for the United States House of Representatives as an aid to Congressman Jack Kemp. Mr. Castine currently serves on the board of several nonprofit organizations including Brunswick School, the Communities in Schools Leadership Council, Connecticut Chapter of the Knights of Malta, and the Ronald Reagan Presidential Library Foundation. Mr. Castine has a masters degree in public administration from Harvard University and a B.A. in political science from Fredonia College.

        William Landman—Director.    Mr. Landman has been a director since September 2007. Mr. Landman has been a vice-president and director of CMS Fund Advisors, Inc., an investment advisory firm, since its inception in 2002. Mr. Landman joined CMS Investment Resources, Inc., a broker-dealer firm, and Capital Management Systems, Inc., an insurance and investment firm, as a principal in 1987. Mr. Landman has served as a vice president of CMS Investment Resources, Inc. since 1987, and has served as a director of that firm since May, 2003. Mr. Landman has served as a vice president and a director of Capital Management Systems, Inc. since May, 2003. Mr. Landman received a J.D. from the University of Pittsburgh Law School and a B.A. from the University of Pittsburgh. Mr. Landman is admitted to the Florida and Pennsylvania Bars.

        Votes cast pursuant to the enclosed proxy will be cast for the election of the two nominees named above unless authority is withheld. Both nominees are currently members of the Board of Directors. Each nominee has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected. If for any reason any nominee shall not be a candidate for election as a director at the Annual Meeting (an event that is not now anticipated), the enclosed proxy will be voted for such substitute, if any, as shall be designated by the Board of Directors.

REQUIRED VOTE

        Election of the Class I Directors requires a plurality of the votes cast at the Annual Meeting, provided a quorum exists.

The Board of Directors recommends that the stockholders vote FOR Proposal No. 1 to elect Mr. Castine and Mr. Landman as Class I Directors for a three year term.

 DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board of Directors and Executive Officers

        Our current directors and executive officers are as follows:

Name	Age	Position
David A. Minella	56	Chairman of the Board and Chief Executive Officer
Patrick J. Landers	53	Director and President
James J. Cahill	46	Chief Financial Officer and Secretary
Michael P. Castine	55	Director
William Cvengros	60	Director
Michael Downey	65	Director
Daniel Gressel	55	Director
William Landman	56	Director
John Merchant	60	Director

        David A. Minella—Chairman of the Board and Chief Executive Officer.    Mr. Minella has been our chairman and chief executive officer since our inception in July, 2007. Mr. Minella has been the managing member of Minella Capital Management LLC, a financial services advisory firm, since December, 2006 and the managing member of Flat Ridge Investments LLC, a private investment vehicle, since July, 2007. Between 1997 and March, 2007, Mr. Minella served as the CEO and a director of Value Asset Management LLC, or VAM, a strategic investment management holding company. At VAM, Mr. Minella was responsible for its overall business strategy, acquisitions and financial results. Under Mr. Minella's leadership, VAM acquired a controlling interest in five separate investment management firms: Dalton Hartman Greiner and Maher, New York, NY; Harris Bretall Sullivan and Smith, San Francisco, CA; Hillview Capital Advisors, LLC, New York, NY; Grosvenor Capital Management LP, Chicago, IL; and MDT Advisers LLC, Cambridge, MA. All of the original acquisitions have been sold. From 1995 to 1997, Mr. Minella was the president and CEO of the asset management division of Liechtenstein Global Trust, or LGT, a wealth and asset management firm, where he was responsible for the overall business strategy and financial results. During Mr. Minella's tenure as LGT's CEO, he also led LGT's acquisition of Chancellor Capital Management, a large United States equity investment firm. Mr. Minella originally joined the LGT group in 1987 as the head of its United States subsidiaries, GT Capital Management and GT Global. Mr. Minella established its United States mutual fund business through the broker-dealer community, reestablished LGT's institutional separate account capabilities, and developed the firm's global equity sector expertise. Currently, Mr. Minella serves as a director of Lindsell Train Japan Fund and Lindsell Train Global Media Fund, both offshore hedge funds managed out of London, UK. In addition, Mr. Minella is a member of the Executive Council at Bunker Hill Capital Management, a private equity firm in Boston, Massachusetts, the former chairman of the board of directors of MDT Advisers LLC and a former board member of the Investment Company Institute. Mr. Minella holds a B.S. in accounting from Bentley College.

        Patrick J. Landers—Director and President.    Mr. Landers has been a director and our president since August, 2007. Mr. Landers currently serves as the president and CEO of Annascaul Advisors LLC, a FINRA member firm, and a managing director of LLM Capital Partners LLC, a private equity firm based in Boston. Mr. Landers has served in these capacities since 2003 and 2004, respectively. From 2001 to 2003, Mr. Landers was president of Landers Partners LLC, a financial advisory firm that he founded. From 1981 until 2001, Mr. Landers was an investment banker at Dillon, Read & Co. Inc., an investment banking firm, and subsequently at UBS AG, an investment banking firm, after UBS AG's acquisition of Dillon, Read & Co. Inc. Mr. Landers has served as a director of The Endurance International Group, Inc., a web hosting company. Mr. Landers has also served as a director of Connell Limited Partnership, an industrial conglomerate, Haas Publishing Company, a publishing company, and Student/Sponsor Partners, a New York educational foundation established to help disadvantaged youth attain a quality high school education. Mr. Landers is a graduate of Williams College and received his M.P.P.M. from Yale University.

        James J. Cahill—Chief Financial Officer and Secretary.    Mr. Cahill has been our chief financial officer and secretary since September, 2007. Mr. Cahill has served as the chief financial officer of Minella Capital Management LLC, an entity affiliated with David A. Minella, our chairman and chief executive officer, since October 2007. From 2004 to August, 2007, Mr. Cahill was the managing member of Milestone Business Developments LLC, a financial advisory firm that he co-founded. In 1995, Mr. Cahill joined Value Asset Management LLC, or VAM, a strategic investment management holding company, as a vice president. From January, 2001 to 2004, Mr. Cahill served as an executive vice president and the chief financial officer of VAM and from December, 2001 to 2004, Mr. Cahill served as a director. At VAM, Mr. Cahill was responsible for acquisitions and financial administration. From August, 2002 to June, 2004, Mr. Cahill was the chief financial officer of MDT Advisers LLC, a subsidiary of VAM, and is a former director of that firm. Mr. Cahill received an M.B.A. from the University of Pennsylvania's Wharton School of Business in 1991 and a B.S. in mechanical engineering from Boston University in 1985.

        William Cvengros—Director.    Mr. Cvengros has been a director since August, 2007. Mr. Cvengros is the managing member and chief executive officer of SJC Capital LLC, his personal consulting and investment business, which was formed in 2002. Mr. Cvengros joined National Retirement Partners, Inc., a retirement plan advisory services firm, in an advisory capacity in March, 2005, and has served as chairman of the board of directors since December, 2005. From 2002 to 2004, Mr. Cvengros was a venture partner and advisory board member of the Edgewater Funds, a private equity firm. From its inception in 1998 until its sale in 2005, Mr. Cvengros was chairman of the board of directors of PacketVideo Corporation, a privately-held company providing wireless multi-media software and services for mobile applications. From 1994 to 2000, Mr. Cvengros served as the CEO, president and a director of PIMCO Advisors Holdings L.P., a publicly traded investment management firm, from 1986 to 1994, he served as chairman of the board of directors of Pacific Investment Management Company, an investment management firm, and from 1990 to 1994, he served as vice chairman of the board of directors and chief investment officer of Pacific Life Insurance Company, an insurance company. Mr. Cvengros currently serves as a director of ACG Corporation, an aviation equipment trust sponsored by Pacific Life. Mr. Cvengros received an M.B.A. from Northwestern University's Kellogg Graduate School of Management in 1972 and a B.A. in economics from the University of Notre Dame in 1970. Mr. Cvengros is also a Chartered Financial Analyst.

        Michael Downey—Director.    Mr. Downey has been a director since September, 2007. Since 2003, Mr. Downey has been a private investor. From 1997 to December 2003, Mr. Downey was the managing partner of Lexington Capital, L.L.C., a private investment advisory firm. From 1993 to 1996,

Mr. Downey was a private investor. From 1968 to 1993, Mr. Downey was employed at Prudential Securities, Inc., an investment firm, in various roles, most recently as chairman and CEO of Prudential Mutual Fund Management. Mr. Downey currently serves as chairman of the board of directors of Asia Pacific Fund, Inc., a closed-end fund, and a director of The Merger Fund, an open-end mutual fund, and Alliance Bernstein Mutual Funds. Formerly, Mr. Downey served as a director of Value Asset Management LLC. Mr. Downey received an M.B.A. from Syracuse University and a B.A. in economics from Le Moyne College.

        Daniel Gressel—Director.    Mr. Gressel has been a director since August, 2007. Mr. Gressel formed Teleos Management, L.L.C., a hedge fund management firm, in 1991 and since such time has served as its president, managing member and portfolio manager. Prior to forming Teleos Management, L.L.C., Mr. Gressel was a portfolio manager at G.T. Capital Management, an investment management firm, from 1988 to 1991. From 1986 to 1988, he worked as an economist for G.T. Management (Asia) in Hong Kong and, from 1984 to 1986, he traded futures and options for his own account on the Comex and New York Futures Exchange. Mr. Gressel currently serves as a director of Teleos Asset Management, LLC and the Yankee Institute, a public policy think tank. Mr. Gressel received a B.S. in business administration from Ohio State University, and an M.A. and Ph.D. in economics from the University of Chicago.

        John Merchant, C.P.A.—Director.    Mr. Merchant has been a director since October, 2007. Mr. Merchant is the owner and a director of Cullen, Murphy & Co., P.C., a public accounting firm located in Massachusetts, and has served as its president since 1996. Mr. Merchant has been employed by the firm since 1981 and, prior to becoming president, held various positions including staff accountant, manager, and vice-president. Mr. Merchant is a certified public accountant and received a B.A. degree in accounting, an M.S. degree in finance, and an M.S. degree in taxation from Bentley College.

Director Independence

        The NYSE AMEX requires that a majority of our Board of Directors must be composed of "independent directors," which is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company's Board of Directors would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director.

        Our Board of Directors has determined that each of Michael P. Castine, William Cvengros, Michael Downey, Daniel Gressel and John Merchant is an independent director as such term is defined under the rules of the NYSE AMEX and Rule 10A-3 of the Securities Exchange Act of 1934 (the "Exchange Act"). Our independent directors will have regularly scheduled meetings at which only independent directors are present.

        We will not enter into our initial business combination with an entity that is affiliated with any of our officers, directors, sponsors or initial stockholders. All affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. All affiliated transactions must be approved by a majority of our independent and disinterested directors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        During fiscal 2008, John Merchant served as Chairman of the Audit Committee of the Board of Directors. The other members of the Audit Committee during fiscal 2009 were Michael P. Castine, William Cvengros and Daniel Gressel. The Board of Directors has determined that all members of the Audit Committee are independent and are financially literate as required by the NYSE AMEX listing standards and that John Merchant is an "audit committee financial expert," as defined by SEC rules, and has accounting or related financial management expertise, as required by the NYSE AMEX's listing requirements.

        The Audit Committee has reviewed and discussed the audited financial statements of Prospect for fiscal year 2008 with Prospect's management. The Audit Committee has discussed with McGladrey & Pullen, LLP, our independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).

        The Audit Committee has received the written disclosures and the letter from McGladrey & Pullen, LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding McGladrey & Pullen, LLP's communications with the Audit Committee concerning independence, and has discussed with McGladrey & Pullen, LLP its independence.

        Based on the Audit Committee's review and the discussions noted above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our fiscal year 2008 Annual Report for filing with the SEC.

THE AUDIT COMMITTEE
John Merchant (Chair) Michael Castine William Cvengros Daniel Gressel

Audit Committee

        Our Board of Directors has established a standing audit committee, which consists of Michael P. Castine, William Cvengros, Daniel Gressel and John Merchant as the Chairman, each of whom has been determined to be "independent" as defined in Rule 10A-3 of the Exchange Act and the rules of the NYSE AMEX. The audit committee operates under a written charter, a copy of which is attached hereto as Appendix A. A copy of the charter is not available to stockholders on the Company's website. The audit committee's duties, which are specified in our audit committee charter, include, but are not limited to:

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  reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board of Directors whether the audited financial statements should be included in our annual report;

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  discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

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  discussing with management major risk assessment and risk management policies;

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  monitoring the independence of the independent auditor;

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  verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

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  inquiring and discussing with management our compliance with applicable laws and regulations;

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  pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

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  appointing or replacing the independent auditor;

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  determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

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  establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports that raise material issues regarding our financial statements or accounting policies;

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  monitoring compliance on a quarterly basis with the terms of our initial public offering and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of our initial public offering; and

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  reviewing and approving all payments made to our initial stockholders, sponsors, officers or directors and their respective affiliates, other than a payment of an aggregate of $7,500 per month to Teleos Management, L.L.C., an entity affiliated with Daniel Gressel, one of our directors, and LLM Capital Partners LLC, an entity affiliated with Patrick J. Landers, our president and a director, LLM Structured Equity Fund L.P. and LLM Investors L.P., for office space, secretarial and administrative services (amended December 31, 2008 to $6,805.25 per month). Any payments made to members of our audit committee will be reviewed and approved by our Board of Directors, with the interested director or directors abstaining from such review and approval.

Nominating Committee

        Our Board of Directors has established a standing nominating committee, which consists of Michael P. Castine, William Cvengros, Daniel Gressel and Michael Downey, each of whom is an independent director under the NYSE AMEX's listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

        The nominating committee operates under a written charter, a copy of which is attached hereto as Appendix B. A copy of the charter is not available to stockholders on the Company's website. The Nominating Committee has reviewed its charter and to the best of its knowledge it has acted in compliance with such charter during fiscal 2008.

Guidelines for Selecting Director Nominees

        The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

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  should have demonstrated notable or significant achievements in business, education or public service;

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  should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

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  should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

        The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person's candidacy for membership on the Board of Directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Acquisition Committee

        Our Board of Directors has established a standing acquisition committee, which consists of David A. Minella, Patrick J. Landers and Michael Downey. The acquisition committee is responsible for considering potential target businesses for our initial business combination. Pursuant to our Bylaws, our Board of Directors will not have authority to consider a potential initial business combination opportunity unless and until the acquisition committee has first unanimously recommended such initial business combination opportunity to the Board of Directors.

Code of Ethics and Committee Charters

        We have adopted a code of ethics, which establishes standards of ethical conduct applicable to all of our officers, directors and employees. You will be able to review our code of ethics, as well as our committee charters, by accessing our public filings at the SEC's web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics in a Current Report on Form 8-K.

Conflicts of Interest

        Our stockholders should also be aware of the following other potential conflicts of interest:

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  None of our officers and directors is required to commit his full time to our affairs and, accordingly, he may have conflicts of interest in allocating his time among various business activities.

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  Our directors and members of our management team may become aware of business opportunities that may be appropriate for presentation to us as well as the other entities with which they are or may be affiliated. Some of our officers and directors are now and may in the future become affiliated with entities, including other blank check companies, engaged in business activities similar to those intended to be conducted by us, although each of our officers, directors and sponsors has agreed not to participate in the formation of, or become an officer or director of, any blank check company that may complete an initial business combination with an entity in the financial services industry until the earlier of (i) the date on which we have entered into a definitive agreement regarding our initial business combination or (ii) November 14, 2009.

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  The founders' common stock and sponsors' warrants are subject to transfer restrictions (and in the case of the sponsors' warrants, restrictions on exercise) and will not be released from escrow until specified dates after consummation of our initial business combination. In addition, the sponsors' warrants purchased by the sponsors and any warrants which our initial stockholders, sponsors, officers and directors purchased in our initial public offering or may purchase in the aftermarket will expire worthless if an initial business combination is not consummated. Additionally, our initial stockholders, including our directors, will not receive liquidation distributions with respect to any of their founders' common stock. For the foregoing reasons, our Board of Directors may have a conflict of interest in determining whether a particular target business is appropriate to effect an initial business combination with.

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  Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors were included by a target business as a condition to any agreement with respect to an initial business combination.

        In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

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  the corporation could financially undertake the opportunity;

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  the opportunity is within the corporation's line of business; and

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  it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

        Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. In addition, conflicts of interest may arise when our Board of Directors evaluates a particular business opportunity with respect to the above-listed criteria. We cannot assure you that any of the above mentioned conflicts will be resolved in our favor.

        In order to minimize potential conflicts of interest which may arise from multiple corporate affiliations, we have entered into a business opportunity right of first review agreement with David A. Minella, our chairman and chief executive officer, who is affiliated with Flat Ridge Investments LLC, one of our sponsors, Patrick J. Landers, our president and a director, who is affiliated with LLM Structured Equity Fund L.P. and LLM Investors L.P., two of our sponsors, James J. Cahill, our chief financial officer and secretary, William Landman, one of our directors, who is affiliated with Capital Management Systems, Inc., one of our sponsors, and Michael P. Castine, William Cvengros, Michael Downey, Daniel Gressel and John Merchant, each of whom is a director, and each of our sponsors, which provides that from November 14, 2007 until the earlier of the consummation of our initial business combination or our liquidation in the event we do not consummate an initial business combination, we will have a right of first review with respect to business combination opportunities of which Messrs. Minella, Landers, Cahill, Landman, Castine, Cvengros, Downey, Gressel, Merchant and

each of our sponsors, and companies or other entities that they manage or control become aware, in the financial services industry with an enterprise value of $195 million or more.

        In connection with the vote required for our initial business combination, all of the initial stockholders, have agreed to vote the founders' common stock in accordance with the vote of the public stockholders owning a majority of the shares of our common stock sold in our initial public offering. In addition, they have agreed to waive their respective rights to participate in any liquidation distribution with respect to the founders' common stock. If they purchased shares of common stock as part of our initial public offering or if they purchase shares in the open market, however, they would be entitled to vote such shares as they choose on a proposal to approve an initial business combination; however, in no event could they exercise conversion rights and convert their shares into a portion of the trust account.

        To further minimize potential conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our officers, directors, sponsors or initial stockholders, including any businesses that are either portfolio companies of our initial stockholders or sponsors or any entity affiliated with our officers, directors, initial stockholders or sponsors. Furthermore, in no event will any of our initial stockholders, sponsors, officers or directors, or any of their respective affiliates, be paid any finder's fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate the consummation of an initial business combination.

Promoters

        Each of Flat Ridge Investments LLC and David A. Minella may be deemed our "promoters" as that term is defined under United States federal securities laws.

Transfer Agent and Registrar

        The transfer agent for Prospect's securities and warrant agent for Prospect's warrants is Continental Stock Transfer & Trust Company, 17 Broadway, New York, NY 10004, telephone: (212) 509-4000.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        None of our executive officers has received any cash or other compensation for services rendered to us in any capacity. Commencing on November 14, 2007, the date of our prospectus related to our initial public offering, through the consummation of our initial business combination or our liquidation, pursuant to a letter agreement, we have paid and will continue to pay Teleos Management, L.L.C., an entity affiliated with Daniel Gressel, one of our directors, and LLM Capital Partners LLC, an entity affiliated with Patrick J. Landers, our president and a director, LLM Structured Equity Fund L.P. and LLM Investors L.P., a fee of $4,500 and $3,000, respectively, per month for office space and administrative services, including secretarial support (amended December 31, 2008 to $4,083.15 and $2,722.10, respectively). This arrangement has been agreed to by Teleos Management, L.L.C. and LLM Capital Partners LLC for our benefit and is not intended to provide Mr. Gressel or Mr. Landers compensation in lieu of a salary. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third-party. Other than the fees payable to Teleos Management, L.L.C. and LLM Capital Partners LLC, no compensation of any kind, whether from us or any entity affiliated with us, including finders' fees, consulting fees or other similar compensation, will be paid to, awarded to, or earned by any of our initial stockholders, sponsors, officers or directors, in each case in any capacity, or to any of their respective affiliates, for any services rendered prior to or in connection with the consummation of our initial business combination. However, such individuals and entities will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses; provided, however, that to the extent such out-of-pocket expenses exceed the available proceeds not deposited in the trust account and interest income of up to $2.75 million on the balance in the trust account (subject to the holdback of a sufficient amount of interest income to pay any due and unpaid taxes on such $2.75 million), such out-of-pocket expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee will review and approve all payments made to our initial stockholders, sponsors, officers and directors, and any payments made to members of our audit committee will be reviewed and approved by our Board of Directors, with the interested director or directors abstaining from such review and approval.

Compensation Committee Interlocks and Insider Participation

        Because none of our officers or directors presently receive compensation from us, we do not presently have a compensation committee.

        No members of our Board of Directors has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

Compensation Committee Report

        Our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management, and, based on such review and discussion, the Board of Directors determined that the Compensation, Discussion and Analysis be included in this Proxy Statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

        On July 18, 2007, we issued an aggregate of 4,312,500 shares of our common stock to Flat Ridge Investments LLC, LLM Structured Equity Fund L.P. and LLM Investors L.P., in exchange for an aggregate purchase price of $25,000 in cash. Subsequent to the purchase of these shares, (i) Flat Ridge Investments LLC transferred at cost an aggregate of 431,252 of these shares to SJC Capital LLC, an entity affiliated with William Cvengros, one of our directors, and Michael P. Castine, Michael Downey and Daniel Gressel, each of whom is a director, (ii) LLM Structured Equity Fund L.P. and LLM Investors L.P. transferred at cost an aggregate of 345,000 of these shares to Capital Management Systems, Inc., (iii) LLM Structured Equity Fund L.P., LLM Investors L.P. and Capital Management Systems, Inc. transferred at cost an aggregate of 215,625 of these shares to James J. Cahill, our chief financial officer and secretary, (iv) LLM Structured Equity Fund L.P. transferred at cost an aggregate of 64,688 of these shares to James J. Cahill and (v) SJC Capital LLC, LLM Structured Equity Fund L.P., LLM Investors L.P., Michael P. Castine, Michael Downey, Daniel Gressel and Capital Management Systems, Inc. transferred at cost an aggregate of 161,721 of these shares to Flat Ridge Investments LLC. In October, 2007, the aggregate outstanding 4,312,500 shares of common stock were increased to 7,187,500 shares of common stock as a result of a 5-for-3 stock split declared by our Board of Directors. Subsequent to the stock split, Flat Ridge Investments LLC, LLM Structured Equity Fund L.P., LLM Investors L.P. and Capital Management Systems, Inc. transferred at cost an aggregate of 158,724 of these shares to John Merchant, one of our directors.

        On December 21, 2007, upon the expiration of the underwriters over-allotment option granted in connection with our initial public offering, we repurchased an aggregate of 937,500 shares of founders' common stock from our initial stockholders at a price equal to $0.0001 per share. In connection with such repurchase, we recorded the aggregate fair value of the shares purchased to treasury stock and a corresponding credit to additional paid-in capital based on the difference between the fair market value of the shares of common stock repurchased and the price equal to $0.0001 per share (which was an aggregate total of $93.75 for all 937,500 shares). Upon receipt, the repurchased shares were immediately cancelled, which resulted in the retirement of the treasury stock and a corresponding charge to additional paid-in capital.

        The initial stockholders holding a majority of such shares are entitled to make up to three demands that we register these shares pursuant to an agreement signed on November 14, 2007. The holders of the majority of these shares may elect to exercise these registration rights at any time generally commencing nine months after the consummation of our initial business combination. In addition, these stockholders have certain "piggy-back" registration rights with respect to registration statements filed by us subsequent to the date on which these shares of common stock are released from escrow. We will bear the expenses of registering these securities.

        Flat Ridge Investments LLC, LLM Structured Equity Fund L.P., LLM Investors L.P. and Capital Management Systems, Inc. have purchased an aggregate of 5,250,000 warrants at a price of $1.00 per warrant ($5.25 million in the aggregate) in a private placement that occurred simultaneously with the consummation of our initial public offering. The proceeds from the sale of the sponsors' warrants in the private placement were deposited into the trust account and subject to the trust agreement and are part of the funds to be distributed to our public stockholders in the event that we are unable to complete an initial business combination. The sponsors' warrants are identical to the warrants included in the units sold to the public in our initial public offering, except that the sponsors' warrants (i) are non-redeemable so long as they are held by any of the sponsors or their permitted transferees, (ii) are subject to certain transfer restrictions and will not be exercisable while they are subject to these transfer restrictions and (iii) may be exercised for cash or on a cashless basis. The sponsors have agreed not to transfer, assign or sell any of the sponsors' warrants until the date that is 30 days after the date we complete our initial business combination; provided however that transfers can be made before such time to permitted transferees who agree in writing to be bound by such transfer restrictions. For so long as the sponsors' warrants are subject to such transfer restrictions they will be held in an escrow account maintained by Continental Stock Transfer & Trust Company.

        The holders of the majority of these sponsors' warrants (or underlying shares) are entitled to make up to three demands that we register these securities pursuant to the registration rights agreement referred to above. The holders of the majority of these securities may elect to exercise these registration rights with respect to such securities at any time after we consummate an initial business combination. In addition, these holders will have certain "piggy-back" registration rights with respect to registration statements filed subsequent to such date. We will bear the expenses incurred in connection with the filing of any such registration statement.

        Each of Teleos Management, L.L.C., an entity affiliated with Daniel Gressel, one of our directors, and LLM Capital Partners LLC, an entity affiliated with Patrick J. Landers, our president and a director, LLM Structured Equity Fund L.P. and LLM Investors L.P., has agreed that, commencing on November 14, 2007 through the acquisition of a target business, it will make available to us office space and certain office and secretarial services, as we may require from time to time. We have agreed to pay Teleos Management, L.L.C., $4,500 per month and LLM Capital Partners LLC, $3,000 per month for these services (amended December 31, 2008 to $4,083.15 and $2,722.10, respectively). This arrangement is solely for our benefit and is not intended to provide Mr. Gressel or Mr. Landers compensation in lieu of a salary. We believe, based on rents and fees for similar services in the Naples, Florida and Boston, Massachusetts metropolitan areas, that the fee charged by each of Teleos Management, L.L.C. and LLM Capital Partners LLC, is at least as favorable as we could have obtained from an unaffiliated person.

        To fund pre-offering expenses associated with our initial public offering, Flat Ridge Investments LLC, LLM Structured Equity Fund L.P. and LLM Investors L.P. advanced an aggregate of $200,000 to us in exchange for a promissory note, without interest, which was repaid from the proceeds of our initial public offering.

        We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses that could be incurred; provided, however, that to the extent such out-of-pocket expenses exceed the available proceeds not deposited in the trust account and interest income of up to $2.75 million on the balance in the trust account (subject to the holdback of a sufficient amount of interest income to pay any due and unpaid taxes on such $2.75 million), such out-of-pocket expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee will review and approve all payments made to our initial stockholders, sponsors, officers and directors, and any payments made to members of our audit committee will be reviewed and approved by our Board of Directors, with the interested director or directors abstaining from such review and approval.

        We have entered into a business opportunity right of first review agreement with David A. Minella, our chairman and chief executive officer, who is affiliated with Flat Ridge Investments LLC, one of our sponsors, Patrick J. Landers, our president and a director, who is affiliated with LLM Structured Equity Fund L.P. and LLM Investors L.P., two of our sponsors, James J. Cahill, our chief financial officer and secretary, William Landman, one of our directors, who is affiliated with Capital Management Systems, Inc., one of our sponsors, and Michael P. Castine, William Cvengros, Michael Downey, Daniel Gressel and John Merchant, each of whom is a director, and each of our sponsors, which provides that from November 14, 2007 until the earlier of the consummation of our initial business combination or our liquidation in the event we do not consummate an initial business combination, we will have a right of first review with respect to business combination opportunities of which Messrs. Minella, Landers, Cahill, Landman, Castine, Cvengros, Downey, Gressel, Merchant and each of our sponsors, and companies or other entities that they manage or control become aware, in the financial services industry with an enterprise value of $195 million or more.

        Other than the $7,500 per month administrative fee (amended December 31, 2008 to $6,805.25 per month) and reimbursable out-of-pocket expenses payable to our officers and directors, no compensation or fees of any kind, including finders' fees, consulting fees or other similar compensation, will be paid to awarded to or earned by any of our initial stockholders, sponsors, officers or directors, or to any of their respective affiliates, prior to or with respect to the initial business combination (regardless of the type of transaction that it is).

        After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

        All ongoing and future transactions between us and any director or member of our management team, initial stockholders, sponsors, or their respective affiliates, including financing, will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable than are available from unaffiliated third parties. Such transactions will require prior approval in each instance by our audit committee. We will not enter into our initial business combination with an entity that is affiliated with any of our officers, directors, sponsors or initial stockholders. All affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. All affiliated transactions must be approved by a majority of our independent and disinterested directors.

 PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has appointed the firm of McGladrey & Pullen, LLP as independent registered public accountants to audit and report on the financial statements of Prospect for fiscal year 2009, and to perform such other appropriate accounting and related services as may be required by the Audit Committee. The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting at which a quorum is present and entitled to vote in respect thereto is required to ratify the selection of McGladrey & Pullen, LLP for the purposes set forth above. The Audit Committee and the Board of Directors recommend that the stockholders vote FOR ratification of the appointment of McGladrey & Pullen, LLP. If the stockholders do not ratify the appointment of McGladrey & Pullen, LLP, the appointment of the independent registered public accountants will be reconsidered by the Audit Committee. However, the Audit Committee will not be obliged to select a different auditor. McGladrey & Pullen, LLP served as our independent registered public accountants for fiscal year 2008. Representatives of McGladrey & Pullen, LLP are not expected to be present at the Annual Meeting.

Independent Registered Public Accounting Firm's Fees and Services

        The following sets forth fees billed for the audit and other services provided by McGladrey & Pullen, LLP for fiscal year 2008:

Fee Category	Fiscal 2008 Fees
Audit fees(1)	$79,523
Audit related fees(2)	$—
Tax fees(3)	$5,000
All other fees(4)	$—

Total	$84,523

    (1)
    Audit fees consist of fees for the audit of our year end financial statements and for the review of the interim financial statement included in our Quarterly Report on Form 10-Q.

    (2)
    There were no fees for audit-related services rendered by McGladrey & Pullen, LLP for the fiscal year ended December 31, 2008.

    (3)
    Tax fees consist of tax services provided by RSM McGladrey, an affiliate of McGladrey & Pullen, LLP.

    (4)
    We did not incur any fees with McGladrey & Pullen, LLP for the fiscal year ended December 31, 2008 other than those described above.

Pre-Approval Policies and Procedures

        All services rendered by McGladrey & Pullen, LLP are permissible under applicable laws and regulations regarding the independence of the independent registered public accounting firm, and all such services were pre-approved by the Audit Committee. The Audit Committee Charter requires that the Audit Committee pre-approve the services to be provided by McGladrey & Pullen, LLP; the Audit Committee delegated that approval authority to the Chairman of the Audit Committee with respect to all matters other than the annual engagement of the independent registered public accountants.

 REQUIRED VOTE

        Ratification of the appointment of the independent public accountants requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting, provided a quorum exists.

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accountants for fiscal year 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received, we believe that, during the fiscal year ended December 31, 2008, all 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were met in a timely manner.

STOCKHOLDER PROPOSALS

        The Annual Meeting of stockholders will be held on August 11, 2009 unless the date is changed by the Board of Directors. If you are a stockholder and you want to include a proposal in the proxy statement for that annual meeting, you need to provide it to Prospect by no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs. You should direct any proposals to Prospect's Secretary at Prospect's principal executive office. Applicable SEC rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in next year's proxy statement.

        A stockholder who wants to present a proposal at the 2010 annual meeting (but not to include the proposal in our proxy statement) or to nominate a person for election as a director must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that Prospect's Secretary receive written notice from the record holder of intent to present such proposal or nomination, which must be delivered to or mailed and received at Prospect's principal executive offices no less than ninety (90) days and no more than one hundred and twenty (120) days prior to the annual meeting; provided, however, that in the event that less than ninety (90) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. The notice must contain the information required by our Bylaws. You may obtain a print copy of our Bylaws upon request from our Corporate Secretary at Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, Florida 34109. The officer of the Company presiding at the meeting may exclude any matter that is not properly presented in accordance with the Bylaws.

DIRECTIONS TO ANNUAL MEETING

        You can obtain directions to the annual meeting by visiting http://www.professionalsuitesnaples.com and clicking on the "location" tab.

 WHERE YOU CAN FIND MORE INFORMATION

        Prospect files reports, Proxy Statements and other information with the SEC as required by the Exchange Act.

        You may read and copy reports, proxy statements and other information filed by Prospect with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004.

        You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004.

        Prospect files its reports, proxy statements and other information electronically with the SEC. You may access information on Prospect at the SEC web site containing reports, proxy statements and other information at http://www.sec.gov.

        This Proxy Statement describes the material elements of relevant contracts, exhibits and other information described in this Proxy.

        All information contained or incorporated by reference in this Proxy relating to Prospect has been supplied by Prospect.

        If you would like additional copies of this Proxy you should contact:

David A. Minella
Chief Executive Officer and Chairman of the Board, Prospect Acquisition Corp.
9130 Galleria Court, Suite 318
Naples, Florida 34109
(239) 254-4481

APPENDIX A

AUDIT COMMITTEE CHARTER
OF
PROSPECT ACQUISITION CORP.

 Adopted: October 16, 2007

AUDIT COMMITTEE CHARTER
OF
PROSPECT ACQUISITION CORP.

I.     PURPOSE

        The Audit Committee is appointed by the Board of Directors ("Board") of Prospect Acquisition Corp. (the "Company") to assist the Board in monitoring (i) the integrity of the annual, quarterly and other financial statements of the Company, (ii) the independent auditor's qualifications and independence, (iii) the performance of the Company's independent auditor and (iv) the compliance by the Company with legal and regulatory requirements. The Audit Committee shall also review and approve all related-party transactions and prepare the report required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.

II.    COMMITTEE MEMBERSHIP

        The Audit Committee shall consist of no fewer than three members, absent a temporary vacancy. The Audit Committee shall meet the "Independent Directors and Audit Committee" requirements of the American Stock Exchange and the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the SEC.

        The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board. There shall be a Chairman of the Audit Committee (the "Chairman"), whom shall also be appointed by the Board. The Chairman shall be a member of the Audit Committee and, if present, shall preside at each meeting of the Audit Committee. The Chairman shall advise and counsel with the executives of the Company and shall perform such other duties as may from time to time be assigned to the Chairman by the Audit Committee or the Board.

III.  MEETINGS

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the Company's independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV.    COMMITTEE AUTHORITY AND RESPONSIBILITIES

        The Audit Committee shall have the sole authority to appoint or replace the Company's independent auditor. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the Company's independent auditor (including resolution of disagreements between management and the Company's independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company's independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by the Company's independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more Audit Committee members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to (i) the Company's independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors employed by the Audit Committee.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee's own performance.

        The Audit Committee shall:

        A.    Financial Statement and Disclosure Matters

    1.
    Meet with the Company's independent auditor prior to the audit to review the scope, planning and staffing of the audit.

    2.
    Review and discuss with management and the Company's independent auditor the Company's annual audited financial statements, and recommend to the Board whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K.

    3.
    Review and discuss with management and the Company's independent auditor the Company's quarterly financial statements prior to the filing of the Company's Quarterly Report on Form 10-Q with the SEC, including the results of the review of the Company's quarterly financial statements by the Company's independent auditor.

    4.
    Discuss with management and the Company's independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including:

    (a)
    any significant changes in the Company's selection or application of accounting principles;

    (b)
    the Company's critical accounting policies and practices;

    (c)
    all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of the use of such alternative accounting principles;

    (d)
    any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies; and

    (e)
    any material written communications between the Company's independent auditor and management, such as any management letter or schedule of unadjusted differences.

    5.
    Discuss with management the Company's earnings press releases generally, including the use of "pro forma" or "adjusted" non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.

    6.
    Discuss with management and the independent auditor the effect on the Company's financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.

    7.
    Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

    8.
    Discuss with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

    9.
    Review disclosures made to the Audit Committee by the Company's CEO and CFO (or individuals performing similar functions) during their certification process for the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q about any significant deficiencies and material weaknesses in the design or operation of the Company's internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

        B.    Oversight of the Company's Relationship with the Independent Auditor

    1.
    At least annually, obtain and review a report from the Company's independent auditor, consistent with Independence Standards Board Standard 1, regarding (i) the internal quality-control procedures of the Company's independent auditor, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues and (iv) all relationships between the Company's independent auditor and the Company.

    2.
    Evaluate the qualifications, performance and independence of the Company's independent auditor, including whether the independent auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions with respect to the Company's independent auditor to the Board.

    3.
    Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the Company's independent auditing firm on a regular basis.

    4.
    Oversee the Company's hiring of employees or former employees of the Company's independent auditor who participated in any capacity in the audit of the Company.

    5.
    Be available to the Company's independent auditor during the year for consultation purposes.

        C.    Compliance Oversight Responsibilities

    1.
    Obtain assurance from the Company's independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

    2.
    Review and approve all related-party transactions.

    3.
    Inquire and discuss with management the Company's compliance with applicable laws and regulations and with the Company's Code of Ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

    4.
    Establish procedures (which may be incorporated in the Company's Code of Ethics, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company's financial statements or accounting policies.

    5.
    Discuss with management and the Company's independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

    6.
    Discuss with the Company's General Counsel legal matters that may have a material impact on the Company's financial statements or the Company's compliance policies.

    7.
    Review and approve all payments made to the Company's officers and directors or its or their affiliates. Any payments made to members of the Audit Committee will be reviewed and approved by the Board, with the interested director or directors abstaining from such review and approval.

    8.
    Review the requirements of Article SIXTH (or any successor article thereto) of the Company's Amended and Restated Certificate of Incorporation ("Article Sixth") at each quarterly meeting of the Audit Committee to determine compliance by the Company with the requirements thereof, and review the terms of all agreements (the "IPO Agreements") between the Company and any of its officers or directors included as exhibits to the Registration Statement on Form S-1 filed by the Company with the SEC to register the Company's initial public offering at each quarterly meeting of the Audit Committee to determine whether the parties to each IPO Agreement are in compliance with such agreement. If any noncompliance is identified, then the Audit Committee shall immediately take all action necessary to rectify the noncompliance or otherwise cause compliance with the requirements of Article Sixth or the terms and provisions of each IPO Agreement.

V.     LIMITATION OF AUDIT COMMITTEE'S ROLE

        While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the Company's independent auditor.

APPENDIX B

NOMINATING COMMITTEE CHARTER
OF
PROSPECT ACQUISITION CORP.

 Adopted: October 16, 2007

NOMINATING COMMITTEE CHARTER
OF
PROSPECT ACQUISITION CORP.

        The responsibilities and powers of the Nominating Committee of the Board of Directors (the "Board") of Prospect Acquisition Corp. (the "Company"), as delegated by the Board, are set forth in this charter (this "Charter"). Whenever the Nominating Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its stockholders.

I.     PURPOSE

        As set forth herein, the Nominating Committee shall, among other things, discharge the responsibilities of the Board relating to the appropriate size, functioning and needs of the Board including, but not limited to, recruitment and retention of high quality Board members and the composition and structure of committees of the Board.

II.    MEMBERSHIP

        The Nominating Committee shall consist of at least two members of the Board as determined from time to time by the Board. Each member shall be "independent" in accordance with the listing standards of the American Stock Exchange, as amended from time to time.

        The Board shall elect the members of the Nominating Committee at the first Board meeting practicable following the Company's annual meeting of stockholders and may make changes from time to time pursuant to the provisions below. Unless a chairman of the Nominating Committee is elected by the Board, the members of the Nominating Committee shall designate a chairman of the Nominating Committee by majority vote of the full Nominating Committee membership.

        A Nominating Committee member may resign by delivering his or her written resignation to the chairman of the Board, or may be removed by majority vote of the Board by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

III.  MEETINGS AND COMMITTEE ACTION

        The Nominating Committee shall meet at such times as it deems necessary to fulfill its responsibilities. Meetings of the Nominating Committee shall be called by the chairman of the Nominating Committee upon such notice as is provided for in the Company's by-laws with respect to meetings of the Board. A majority of the Nominating Committee members shall constitute a quorum; provided that if the Nominating Committee consists of only two members, then both of the Nominating Committee members shall be required to constitute a quorum. Actions of the Nominating Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members of the Nominating Committee present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Nominating Committee. The Nominating Committee shall report its minutes from each meeting to the Board.

        The chairman of the Nominating Committee may establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Nominating Committee. At each meeting, the chairman of the Nominating Committee shall appoint as secretary a person who may, but need not, be a member of the Nominating Committee. A certificate of the secretary of the Nominating Committee or minutes of a meeting of the Nominating Committee executed by the secretary setting forth the names of the members of the Nominating Committee present at the meeting or actions taken by the Nominating Committee at the meeting shall be sufficient evidence at all times as to the members of the Nominating Committee who were present, or such actions taken.

IV.    COMMITTEE AUTHORITY AND RESPONSIBILITIES

  •
  Developing the criteria and qualifications for membership on the Board.

  •
  Recruiting, reviewing and nominating candidates for election to the Board or to fill vacancies on the Board.

  •
  Reviewing candidates for election to the Board proposed by stockholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.

  •
  Establishing subcommittees for the purpose of evaluating special or unique matters.

  •
  Monitoring and making recommendations regarding Board committee functions, contributions and composition.

  •
  Evaluating, on an annual basis, the Nominating Committee's performance.

V.     REPORTING

        The Nominating Committee shall prepare a statement each year concerning its compliance with this Charter for inclusion in the Company's proxy statement.

 PROSPECT ACQUISITION CORP.

Board of Director Candidate Guidelines

        The Nominating Committee of Prospect Acquisition Corp. (the "Company") will identify, evaluate and recommend candidates to become members of the Company's Board of Directors ("Board") with the goal of creating a balance of knowledge and experience on the Board. Nominations to the Board may also be submitted to the Nominating Committee by the Company's stockholders in accordance with the Company's policy for stockholder nominations of Board candidates, a copy of which is attached hereto. Candidates will be reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the Company's stockholders. In conducting this assessment, the Nominating Committee will consider and evaluate each candidate for election to the Board based upon its assessment of the following criteria:

  •
  Whether the candidate is independent pursuant to the requirements of the American Stock Exchange.

  •
  Whether the candidate is accomplished in his or her field and has a reputation, both personally and professionally, that is consistent with the image and reputation of the Company.

  •
  Whether the candidate has demonstrated notable or significant achievements in business, education or public service.

  •
  Whether the candidate has the ability to read and understand basic financial statements. The Nominating Committee will also determine if a candidate satisfies the criteria for being an "audit committee financial expert," as defined by the Securities and Exchange Commission ("SEC").

  •
  Whether the candidate has relevant education, experience and expertise and would be able to provide insights and practical wisdom based upon that education, experience and expertise.

  •
  Whether the candidate has knowledge of the Company and issues affecting the Company.

  •
  Whether the candidate is committed to enhancing stockholder value and serving the interests of the stockholders.

  •
  Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.

  •
  Whether the candidate has a strong sense of professionalism, is of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

  •
  Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of Board membership.

  •
  Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.

  •
  Whether the candidate is able to develop a good working relationship with other Board members and contribute to the Board's working relationship with the senior management of the Company.

  •
  Whether the candidate is able to suggest business opportunities to the Company.

 PROSPECT ACQUISITION CORP.

Policy for Stockholder Nominations of Board Candidates

        Stockholders who wish to recommend to the Nominating Committee a candidate for election to the Board should send their letters to Prospect Acquisition Corp., 695 East Main Street, Stamford, Connecticut 06901, Attention: Nominating Committee. The Corporate Secretary will promptly forward all such letters to the members of the Nominating Committee. Stockholders must follow certain procedures to recommend to the Nominating Committee candidates for election as directors. In general, in order to provide sufficient time to enable the Nominating Committee to evaluate candidates recommended by stockholders in connection with selecting candidates for nomination in connection with the Company's annual meeting of stockholders, the Corporate Secretary must receive the stockholder's recommendation no later than thirty (30) days after the end of the Company's fiscal year.

        The recommendation must contain the following information about the candidate:

  •
  Name;

  •
  Age;

  •
  Business and current residence addresses, as well as residence addresses for the past twenty (20) years;

  •
  Principal occupation or employment and employment history (name and address of employer and job title) for the past ten (10) years (or such shorter period as the candidate has been in the workforce);

  •
  Educational background;

  •
  Permission for the Company to conduct a background investigation, including the right to obtain education, employment and credit information;

  •
  The number of shares of common stock of the Company beneficially owned by the candidate;

  •
  The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

  •
  A signed consent of the nominee to serve as a director of the Company, if elected.

PROSPECT ACQUISITION CORP. Vote Your Proxy by Mail: Please mark, sign, date and return this proxy card promptly using the enclosed envelope provided (which is postage prepaid if mailed in the United States) or return it to Continental Stock Transfer & Trust Co., 17 Battery Place, 8th Floor, New York, NY 10004, Attention: Proxy Department, so your shares will be represented at the Annual Meeting. You may vote in person at the Annual Meeting. For directions to the Annual Meeting, please see “Directions to Annual Meeting” on the last page of the Proxy Statement. READ THE REVERSE SIDE PROXY X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING DIRECTORS SET FORTH IN PROPOSAL NO. 1 AND A VOTE “FOR” PROPOSAL NO. 2. Please mark your votes like this 1. PROPOSAL NO. 1. ELECTION OF DIRECTORS: NOMINEES: (01) Michael P. Castine FOR WITHHOLD AUTHORITY (02) William Landman FOR WITHHOLD AUTHORITY 2. PROPOSAL NO. 2. TO RATIFY THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS PROSPECT ACQUISITION CORP.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009: FOR AGAINST ABSTAIN This proxy, when properly executed, will be voted as specified by the stockholder. If no direction is given, this proxy will be voted FOR ALL proposals and in the discretion of the Proxy Agent as to such other matters as may properly come before the meeting. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH STOCK AND HEREBY RATIFIES ALL THAT THE PROXIES, THEIR SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF. The Annual Meeting will be held on August 11, 2009 at 9:00 a.m. Eastern Time at 9130 Galleria Court, Third Floor Conference Room, Naples, Florida 34109, or at any adjournment or postponement of such meeting, in accordance with and as described in Prospect Acquisition Corp.’s Notice of Annual Meeting of Stockholders and Proxy Statement. Please indicate if you plan to attend this meeting: YES NO Please indicate if you if you consent to access future annual reports and proxy statements via the Internet: YES NO Signature Signature Date , 2009. Note: Please sign as name appears hereon. All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

Important Notice Regarding the Availability of Proxy Materials for the Company’s 2009 Annual Meeting of Stockholders to be held August 11, 2009: The Company’s Proxy Statement and Annual Report on Form 10-K, as amended, are available at http://www.prospectac.com/2009meeting.htm READ THE REVERSE SIDE PROXY CARD PROSPECT ACQUISITION CORP. COMMON STOCK PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 11, 2009 The undersigned hereby appoints David A. Minella and James J. Cahill jointly and severally as Proxy Agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated on the reverse, all shares of stock of Prospect Acquisition Corp., a Delaware corporation, held of record by the undersigned on July 13, 2009 at the Annual Meeting of Stockholders to be held on August 11, 2009 at 9:00 a.m. Eastern Time at 9130 Galleria Court, Third Floor Conference Room, Naples, Florida 34109, or at any adjournment or postponement of such meeting, in accordance with and as described in Prospect Acquisition Corp.’s Notice of Annual Meeting of Stockholders and Proxy Statement. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN, (II) “FOR” RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS PROSPECT ACQUISITION CORP.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009, AND (III) IN THE DISCRETION OF THE PROXIES, “FOR” OR “AGAINST” ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE MAIL IN THE ENVELOPE PROVIDED. (Continued, and to be marked, dated and signed, on the other side)